                                                                    EXHIBIT 99.1


     Contacts:   Daniel J. Thomas                Thomas E. Kiraly
                 President and                   Executive Vice President and
                 Chief Executive Officer         Chief Financial Officer
                 (972) 364-8111                  (972) 364-8217

CONCENTRA OPERATING CORPORATION Reports fourth quarter results

         ADDISON, Texas, February 11, 2002 - Concentra Operating Corporation ("Concentra") today announced results for the fourth quarter and year ended December 31, 2001. Excluding charges incurred in connection with its acquisition of National Healthcare Resources, Inc. ("NHR"), Concentra reported $27,693,000 in EBITDA for the quarter and $131,095,000 for the year.

         Revenue for the fourth quarter was $223,675,000 as compared to $187,953,000 in the prior year. Including charges of $6,065,000 associated with the acquisition of NHR, operating income was $8,981,000 compared with $15,518,000 for the same period last year. Net loss for the quarter was $6,685,000 compared with $9,777,000 for the fourth quarter of 2000. Revenue for the full year was $842,908,000 as compared to $752,161,000 for 2000. Including charges associated with the NHR acquisition, for the year, operating income was $80,884,000 as compared to $77,618,000 in 2000. Net loss for the year was $9,720,000 compared with $6,813,000 for the prior year.

         In November of 2001, through an exchange of common stock, Concentra completed its acquisition of NHR, a New York City-based provider of care management and network services to the workers' compensation and auto industries. Due to the fact that Concentra's largest shareholder, Welsh, Carson, Anderson & Stowe, also owned 48% of the equity of NHR, to comply with accounting rules related to the treatment of acquisitions of "entities under common control," Concentra was required to expense 48% of the severance expenses, facilities consolidation costs and asset write-downs that normally would have been capitalized as "goodwill" in the case of an acquisition accounted for under the "purchase method" of accounting. During the quarter, Concentra incurred a charge of $5,519,000 associated with this accounting standard. Additionally, Concentra incurred a charge of $546,000 in non-recurring expenses related to severance expenses and facilities consolidation costs associated with the acquisition that would have been charged to earnings irrespective of the "common control" nature of the acquisition. Under "common control" accounting rules, Concentra has also reflected a non-operating share of 48% of the after-tax net income of NHR for periods prior to the date of the acquisition. In November of 2001, the Company also completed its acquisition of Health Network Systems, Inc. ("HNS"), a provider of network services. For the two months following the completion of the transactions, Concentra consolidated $25,927,000 in combined revenues and $2,459,000 in EBITDA from its NHR and HNS acquisitions.



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
Concentra Announces Fourth Quarter Results
Page 2
February 11, 2002


         Consolidated Earnings Before Interest Taxes Depreciation and Amortization ("EBITDA"), excluding charges incurred in connection with the acquisition of NHR, increased to $27,693,000 in the fourth quarter of 2001 versus $26,532,000 in the same quarter last year. For the year, EBITDA increased to $131,095,000 from $119,300,000 during the prior year.

         Commenting on the results, Daniel J. Thomas, President and Chief Executive Officer of Concentra, said, "We're pleased to have concluded another year of strong revenue and EBITDA growth. During the past year, our network and care management businesses contributed greatly to the Company's performance. Despite the dampening effects that the downturn in the nation's economy has had on our occupational health services, we were able to compensate for these pressures through an exceptional performance in our two other primary lines of service.

         "We're well positioned to continue our track record of growth in 2002," said Thomas. "Despite the economic slow-down, we were able to sustain essentially the same earnings performance in our Health Services segment and to expand the reach of our centers. With the economy showing preliminary signs of stabilizing, we should be in a position to re-establish the growth we've traditionally seen in this strategic part of our business. Additionally, with the revenue and EBITDA growth trends we've been able to establish in our network and care management services businesses, and the acquisition of NHR, we should be able to achieve significant growth in our earnings from these other key business segments in the coming year."

         As has been the case throughout 2001, Concentra's growing EBITDA and focus on working capital management continued to be key drivers in the Company's ability to achieve increasing cash flows from operations. For the year ended December 31, 2001, Concentra produced $89,334,000 in positive cash flow from operations as compared to $38,849,000 generated during 2000. As a result of these stronger operating cash flows, Concentra had borrowings of only $6 million outstanding under its $100,000,000 revolving credit facility at the end of the year, despite its use of $21 million in revolver borrowings in November as a source for the retirement of pre-existing NHR indebtedness.

         Concentra Operating Corporation, the successor to and a wholly owned subsidiary of Concentra Inc., is the comprehensive outsource solution for containing healthcare and disability costs. Serving the occupational, auto and group healthcare markets, Concentra provides employers, insurers and payors with a series of integrated services which include employment-related injury and occupational health care, in-network and out-of-network medical claims review and re-pricing, access to specialized preferred provider organizations, first notice of loss services, case management and other cost containment services. Concentra provides its services to over 130,000 employers and 3,000 insurance companies, health plans and third party administrators nationwide.

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
Concentra Announces Fourth Quarter Results
Page 3
February 11, 2002


         A public, listen-only simulcast of Concentra's third quarter conference call will begin at 9:00 a.m. Eastern Daylight Time tomorrow (February 12, 2002) and may be accessed via the Company's web site, http://www.concentra.com. Investors are requested to access the call at least 15 minutes before the scheduled start time in order to complete a brief registration form and receive an access password. Listening via the Internet requires Windows Media Player Version 7, which may be downloaded free of charge from the Company's website. An online replay will be available shortly after the conclusion of the live broadcast using the same link and will continue through March 12, 2002.

         This press release contains certain forward-looking statements, which the Company is making in reliance on the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Investors are cautioned that all forward-looking statements involve risks and uncertainties, and that the Company's actual results may differ materially from the results discussed in the forward-looking statements. Factors that could cause or contribute to such differences include, but are not limited to, the potential adverse impact of governmental regulation on the Company's operations, interruption in its data processing capabilities, operational financing and strategic risks related to the Company's capital structure and growth strategy, possible fluctuations in quarterly and annual operations, possible legal liability for adverse medical consequences, competitive pressures, adverse changes in market conditions for the Company's services, and dependence on key management personnel. Additional factors include those described in the Company's filings with the Securities and Exchange Commission.


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
Concentra Reports Fourth Quarter Results
Page 4
February 11, 2002



                                                    CONCENTRA OPERATING CORPORATION
                                                     a wholly owned subsidiary of
                                                            CONCENTRA INC.
                                            Unaudited Consolidated Statements of Operations
                                                            (in thousands)

                                              Three Months Ended                     Year Ended
                                                 December 31,                       December 31,
                                        -------------------------------    -------------------------------
                                             2001             2000              2001             2000
                                        -------------     -------------    -------------     -------------
REVENUE:

   Health Services                       $    101,746     $      96,700    $     429,326     $     399,660
   Network Services                            52,422            43,737          185,267           162,596
   Care Management Services                    69,507            47,516          228,315           189,905
                                         ------------     -------------    -------------     -------------
     Total revenue                            223,675           187,953          842,908           752,161

COST OF SERVICES:
   Health Services                             88,497            82,377          348,767           321,784
   Network Services                            30,904            24,561          110,187           100,741
   Care Management Services                    60,856            44,605          200,166           170,899
                                         ------------   ---------------    -------------     -------------
     Total cost of services                   180,257           151,543          659,120           593,424
                                         ------------     -------------    -------------     -------------

       Total gross profit                      43,418            36,410          183,788           158,737

General and administrative expenses            23,946            17,177           81,098            66,491
Amortization of intangibles                     4,426             3,715           15,741            14,628
Non-recurring charge                              546                 -              546                 -
Charges for acquisition of affiliate            5,519                 -            5,519                 -
                                         ------------     -------------    -------------     -------------
       Operating income                         8,981            15,518           80,884            77,618

Interest expense, net                          16,442            16,640           66,669            68,129
(Gain) loss on fair value of hedging
   arrangements                                (2,951)            6,822           13,602             9,586
Loss of acquired affiliate, net of tax          3,224               209            5,833               262
Other, net                                        133              (462)             743              (725)
                                         ------------     -------------    -------------     -------------
Income (loss) before income taxes              (7,867)           (7,691)          (5,963)              366
   Provision (benefit) for income taxes        (1,182)             (731)           3,757             4,362
                                         ------------     --------------   -------------     -------------
Loss before effect of accounting change        (6,685)           (6,960)          (9,720)           (3,996)
Cumulative effect of accounting
   change, net of tax                               -             2,817                -             2,817
                                         ------------     -------------    -------------     -------------

Net loss                                 $     (6,685)    $      (9,777)   $      (9,720)    $      (6,813)
                                         ============     ==============   ==============    ==============


Prior-year revenue and cost of services have been reclassified to conform to the Company's current reporting of business segments.

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
Concentra Reports Fourth Quarter Results
Page 5
February 11, 2002



                                                    CONCENTRA OPERATING CORPORATION
                                                     a wholly owned subsidiary of
                                                           CONCENTRA INC.
                                                 Unaudited Consolidated Balance Sheets
                                                            (in thousands)

                                                                            December 31,     December 31,
                                                                                2001             2000
                                                                           -------------     -------------
                            ASSETS

CURRENT ASSETS:
   Cash and cash equivalents                                               $       7,308     $       6,549
   Accounts receivable, net                                                      181,023           160,418
   Prepaid expenses and other current assets                                      38,760            24,679
                                                                           -------------     -------------
     Total current assets                                                        227,091           191,646

PROPERTY AND EQUIPMENT, NET                                                      132,302           109,110

GOODWILL AND OTHER INTANGIBLE ASSETS, NET                                        475,500           323,162

OTHER ASSETS                                                                      32,072            58,751
                                                                           -------------     -------------
                                                                           $     866,965     $     682,669
                                                                           =============     =============

     LIABILITIES AND STOCKHOLDER'S EQUITY

CURRENT LIABILITIES:
   Revolving credit facility                                               $       6,000     $          --
   Current portion of long-term debt                                               4,211             5,228
   Accounts payable and accrued expenses                                         133,908            70,189
                                                                           -------------     -------------
     Total current liabilities                                                   144,119            75,417

LONG-TERM DEBT, NET                                                              552,270           556,334

LONG-TERM DEFERRED TAX AND OTHER LIABILITIES                                      67,094            51,589

FAIR VALUE OF HEDGING ARRANGEMENTS                                                25,883             9,586

STOCKHOLDER'S EQUITY (DEFICIT)                                                    77,599           (10,257)
                                                                           --------------    -------------
                                                                           $     866,965     $     682,669
                                                                           =============     =============







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
Concentra Reports Fourth Quarter Results
Page 6
February 11, 2002




                                             CONCENTRA OPERATING CORPORATION
                                              a wholly owned subsidiary of
                                                            CONCENTRA INC.
                          Reconciliation of Net Loss to EBITDA, Excluding Acquisition Charges
                                                     (in thousands)

                                              Three Months Ended                     Year Ended
                                                 December 31,                       December 31,
                                        -------------------------------    -------------------------------
                                             2001             2000              2001             2000
                                        -------------     -------------    -------------     -------------
Net loss                                $      (6,685)    $      (9,777)   $      (9,720)    $      (6,813)

   Cumulative effect of accounting
     change, net of tax                             -             2,817                -             2,817
   Provision (benefit) for income taxes        (1,182)             (731)           3,757             4,362
   Interest expense, net                       16,442            16,640           66,669            68,129
   (Gain) loss on fair value of hedging
     arrangements                              (2,951)            6,822           13,602             9,586
   Loss of acquired affiliate, net of tax       3,224               209            5,833               262
   Other, net                                     133              (462)             743              (725)
                                        -------------     -------------    -------------     -------------

Operating income                                8,981            15,518           80,884            77,618

   Charges for acquisition of affiliate         5,519                 -            5,519                 -
   Non-recurring charge                           546                 -              546                 -
   Depreciation expense                         8,268             6,881           29,086            26,193
   Amortization of intangibles                  4,426             3,715           15,741            14,628
   Minority interest                              (47)              418             (681)              861
                                        -------------     -------------    -------------     -------------

EBITDA, excluding acquisition charges   $      27,693     $      26,532    $     131,095     $     119,300
                                        =============     =============    =============     =============




                                      -END-